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                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [ ]
          Filed by a Party other than the Registrant [X]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [X]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                            WALLACE COMPUTER SERVICES, INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

                                GUY P. WYSER-PRATTE
          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................


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James A Sample
Churchill Communications Corp
Sample Mailgram
B:\3371.ASC 7040 10/30/96 18:44:00
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
(Your identification number is confidential. It is to assure the operator of your identity.)


                                                                October 30, 1996

Dear Fellow Wallace Shareholder:

                LEADING INSTITUTIONAL SHAREHOLDER ADVISORY FIRM
               SUPPORTS WYSER-PRATTE TENDER OFFER BY-LAW PROPOSAL

We received important news today. Institutional Shareholder Services, Inc. (ISS) has supported our Tender Offer By-law proposal in a recommendation published today to its clients. ISS is perhaps the leading advisory firm to major institutional investors on how to vote on corporate governance issues in contested elections. ISS's recommendation represents the endorsement of a fully independent third-party which has completed its own thorough analysis of this issue. A number of Wallace's largest shareholders are clients of ISS will almost certainly support our By-law proposal in light of ISS's positive recommendation. We think you should, too.

There is still time to vote your proxy in favor of the Wyser-Pratte Tender Offer by-law proposal, but this ProxyGram represents your last chance to do so. Time is very short -- the Company's Annual Meeting is scheduled for Wednesday, November 6, 1996 at 9:00 a.m. - just 6 days away. You can vote by telephone using the toll-free number printed below. It will take less than 5 minutes. Remember -- even if you have already voted AGAINST our proposal, you are legally permitted to change your mind and vote again.

The ISS report states "We recommend a vote FOR the by-law proposal. We think the paramount issue raised...is the right of shareholders as the true owners of the company to ultimately determine whether they can sell their shares at a given price when presented with the opportunity."

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The ISS report continues, "... shareholders on average have more to lose by not having the right to decide for themselves the worthiness of an offer" and "...as demonstrated by the circumstances surrounding Wallace over the past year, shareholders have gained little from the company's rejection of the Moore bid and its refusal to negotiate with the bidder."

ISS listed many benefits in its 25 page report to its clients as reasons for supporting this proposal. Among those stated were the following:

* "Shareholders can evaluate offers independently and judge for themselves whether thy wish to accept an offer without undue interference by the board."

* "In this instance, Wallace could end up with a higher valuation through a new tender offer that might not otherwise occur if the company's defensive shields remain in place."

* "The proposal affords an ample period of time for the board to negotiate or seek the best possible offer once it had been presented to shareholders."

Remember - our Tender Offer By-law would require shareholder approval to extend a "just say no" defense against a qualified all cash tender offer for more than 90 days, putting the final decision over a qualified offer in the shareholders' hands.

Your vote supporting the Wyser-Pratte Tender Offer By=law proposal is critical if we are to implement a corporate governance system at Wallace that supports your wishes and those of all Wallace shareholders. We ask you to ignore Wallace's negative campaigning and scare tactics. Ask yourself, how can more shareholder participation in important corporate vents NOT be in YOUR best interest?

We urge you to call now. Just follow the simple instructions printed below. If you have questions, please call MacKenzie Partners toll-free at 800-322-2885. We appreciate your continuing support of our nominees and corporate governance initiatives.

Sincerely,

Guy Wyser-Pratte
President
Wyser-Pratte & Co., Inc.

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TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
              ARE AVAILABLE TO ASSIST YOU NOW!!!


                      INSTRUCTIONS

1. Call Toll-Free 1-800-521-8454 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3371, Wallace Computer Services, Inc.

3. State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

   CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>

   NUMBER OF SHARES: <NumShares>



                        WALLACE COMPUTER SERVICES, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 6, 1996

                THIS PROXY  IS SOLICITED BY GUY P. WYSER-PRATTE
                IN OPPOSITION TO THE WALLACE BOARD OF DIRECTORS

    The undersigned shareholder of Wallace Computer Services, Inc. ('Wallace') hereby appoints Eric Longmire, Daniel H. Burch, and Stanley J. Kay, Jr. each of them with full power of substitution, to vote all shares of Common Stock of Wallace that the undersigned is entitled to vote if personally present at the 1996 Annual Meeting of Shareholders of Wallace to be held on November 6, 1996, and at any adjournments or postponements thereof as indicated below and in the discretion of the proxies, to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof. The undersigned hereby revokes any previous proxies with respect to matters covered by this Proxy.

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    Mr. Wyser-Pratte recommends a vote FOR proposals 1, 2, 3 and 4.

1. Election of Directors: Election of Guy P. Wyser-Pratte,
   William W. Frazier, W. Michael Frazier as directors whose terms expire at the Annual Meeting of Shareholders in 1999.

   ( ) FOR all nominees       ( ) WITHHOLD AUTHORITY for all
                                  nominees

INSTRUCTION: (To withhold authority to vote for the election of one or more of the persons nominated by Wyser-Pratte, give that nominees(s) name to the operator.)

2. To set a time limit on certain defensive actions unless approved by Shareholders.

   ( ) FOR                   ( ) AGAINST                   ( ) ABSTAIN

3. To elect not to be governed by the Business Combination Statute.


   ( ) FOR                   ( ) AGAINST                   ( ) ABSTAIN

4. Ratification of Appointment of Arthur Andersen LLP as
   Independent Public Accountants of the Company.

   ( ) FOR                   ( ) AGAINST                   ( ) ABSTAIN

This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned shareholder. If no marking is made, this proxy will be deemed to be a direction to vote FOR Proposals 1, 2, 3 and 4 in the discretion of the proxies, to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof.